SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 10, 1999



                             TELETRAC HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        333-35017                43-1789886
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)


2131 Faraday Avenue, Carlsbad, California                                92008
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code  (760)931-2644




           2323 Grand Street, Suite 1100, Kansas City, Missouri 64108 (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

          On February 10, 1999, Teletrac, Inc. (the "Company"), a wholly-owned subsidiary of Teletrac Holdings, Inc., issued a press release announcing that the Company had retained Donaldson, Lufkin & Jenrette to assist it in efforts to raise additional capital and in discussions between the Company and the holders of its 14% Senior Notes due 2007 concerning a possible restructuring of its debt.

          A copy of the press release is filed herewith as Exhibit 99.1.

          If the Company fails to secure additional capital or alternate sources of liquidity before the end of the first quarter of 1999, the Company's ability to continue its current operations will be in question. There can be no assurances that the Company's efforts to raise additional capital or to restructure its debt will be successful.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Number                                      Description

99.1                                        Press Release dated
                                            February 10, 1999.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TELETRAC HOLDINGS, INC.



                                            By:  /s/ Alan B. Howe
                                                 Name: Alan B. Howe
                                                 Title: Vice President

Date: February 12, 1999



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